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              FORM OF AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

                  This Amendment No. 2 dated as of April 1, 1997 ("Amendment No. 2") to the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of October 15, 1996 between Secret Communications Limited Partnership, a Delaware limited partnership ("Seller"), and SFX Broadcasting, Inc., a Delaware corporation ("Buyer").

                              W I T N E S S E T H:

                  WHEREAS, Seller and Buyer each desire to amend the Asset Purchase Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed between Seller and Buyer as follows:

                  1. The Asset Purchase Agreement is hereby amended by adding a Section 1.8 thereto which shall read in its entirety as follows:

                  "1.8 CLOSING OF PURCHASE AND SALE OF WFBQ-FM, WRZX-FM AND WNDE-AM. (a) At any time after the FCC Consents with respect to WFBQ-FM, WRZX-FM and WNDE-AM (the "Indianapolis Stations") become Final Orders and the other conditions to closing of each party contained in this Agreement (other than those contained in Sections 6.8 and 7.6), as they relate only to the Indianapolis Stations, have been satisfied or waived, upon the


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mutual agreement of Buyer and Seller the closing (the "Indianapolis Closing")
of the purchase and sale of the Purchased Assets relating to the Indianapolis Stations shall be consummated at 10:00 A.M., local time, at the offices of Buyer, 150 East 58th Street, New York, New York 10155, on April 1, 1997, or at such other place or on such other date as shall be agreed upon by Buyer and Seller.

                           (b)      At the Indianapolis Closing, Seller shall
deliver to Buyer (i) a bill of sale and assignment, in the form of Exhibit C to this Agreement, of all of the Purchased Assets relating to the Indianapolis Stations and (ii) all of the documents, instruments and opinions required to be delivered by Seller pursuant to Article VI of this Agreement; provided, however, that such documents, instruments and opinions shall relate solely to the purchase and sale of the Purchased Assets relating to the Indianapolis Stations. At the Indianapolis Closing, Buyer shall deliver to Seller (i) by bank wire transfer of immediately available funds to an account number to be designated by Seller in writing at least two business days prior to the Indianapolis Closing the amount of $127,500,000 and (ii) all of the documents, instruments and opinions required to be delivered by Buyer pursuant to Section 1.4 and Article VII of this Agreement; provided, however, that such documents, instruments and opinions shall relate solely to the purchase and sale of the Purchased Assets relating to the Indianapolis Stations.

                           (c)      For purposes of the Indianapolis Closing,
all references in this Agreement to "Closing" and "Closing Date" shall refer to the consummation of the purchase and sale of the Purchased Assets relating to the Indianapolis Stations and the date of the Indianapolis Closing, respectively. Upon and after consummation of the Indianapolis Closing, all references

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to "Closing" and "Closing Date" in this Agreement shall refer to the consummation of the purchase and sale of the Stations other than the Indianapolis Stations and the date of such Closing, respectively. Upon the consummation of the Indianapolis Closing, the "Purchase Price" to be paid by Buyer at the Closing of the purchase and sale of the Purchased Assets relating to the Stations other than the Indianapolis Stations shall become
$127,500,000."

                  2. Section 5.6(a) of the Asset Purchase Agreement is hereby deleted in its entirety and shall be of no further force or effect.

                  3. Section 13 of Amendment No. 1 to the Asset Purchase Agreement is hereby deleted in its entirety and shall be of no further force or effect.

                  4. This Amendment No. 2 shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Illinois.

                  5. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of Seller and Buyer.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 2 to be executed as of the day and year first above written.

                                 SECRET COMMUNICATIONS LIMITED
                                  PARTNERSHIP

                                 By:      Broadcast Alchemy, L.P.,
                                          a General Partner


                                 By:      Lane Broadcasting, Inc.
                                 Its:     General Partner

                                 By:
                                          -------------------------------------
                                 Its:
                                          -------------------------------------


                                 SFX BROADCASTING, INC.


                                 By:
                                           ------------------------------------
                                 Its:
                                           ------------------------------------

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